Keefe, Bruyette & Woods 2013 Community Bank Conference The Marriott Marquis | New York City July 30-31, 2013 Exhibit 99.1 Page 1

First Interstate BancSystem
Safe Harbor

This presentation contains forward-looking statements by First Interstate BancSystem, Inc. (the “Company”) regarding revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, loan growth, non-performing assets and net charge-off of loans.  This presentation may also contain other forward looking statements, including statements about the Company’s plans, strategies and prospects.  All forward-looking statements involve known and unknown risks, uncertainties and assumptions that are difficult to predict. Therefore, the Company’s actual results, performance or achievements may differ materially from those expressed in or implied by these forward-
looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,”
“could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,”
“would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
Factors that may cause actual results to differ materially from current expectations are described in the section entitled
“Risk Factors” in the Forms 10-K and 10-Q most recently filed by the Company with the SEC.
The risk factors described in Forms 10-K are not necessarily all of the important factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-
looking statement contained in this presentation. Other unknown or unpredictable factors also could affect the Company’s results.
All forward-looking statements contained in this presentation are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

First Interstate BancSystem
Long Term History with Solid Performance
Company Snap Shot
Headquartered in Billings, MT with 74 branches across
Montana, Wyoming and western South Dakota
Total Assets of $7.3 Billion
Total Loans of $4.3 Billion
Regional bank offering retail, mobile and commercial
banking, along with wealth management, cash
management, credit card and mortgage services
NASDAQ:  FIBK
Company Performance
Strong organic growth complemented by 9 strategic
acquisitions over last 20 years
25 consecutive years of net income; Over 18 years
consecutive quarterly dividends
Increased dividend to $.14 per share July 2013
Q2 2013 net income to common shareholders of $21.5
million, EPS $.49
Improving credit quality

First Interstate BancSystem
Impressive Market Shares
Ranked #1 by market share in Montana and Wyoming, and #2 in the western South Dakota markets we serve.
-Data Per SNL Financial
($ in Millions) (June 30, 2012)
MSAs Market Share
Billings, MT 27%
Missoula, MT 30%
Casper, WY 29%
Rapid City, SD 21%
Jackson, WY-ID 20%
Gillette, WY 31%
Sheridan, WY 42%
Kalispell, MT 18%
Great Falls, MT 20%
Laramie, WY 51%
Bozeman, MT 12%
Riverton, WY 35%
Spearfish, SD 36%
Cheyenne, WY 12%
Helena, MT 5%

51%
36%
13%
Allocation of $5.9 Billion in Deposits
South
Dakota
Wyoming
Montana
(As of 6/30/13)

First Interstate BancSystem
Diversified Economic Base
Agriculture
Cattle
Crops
(Barley, Wheat , Sugar Beets)

Energy
Oil and Natural Gas
Greater Williston Basin Area
Bakken formation
Powder River Basin
Coal
MT Ranked #1 and WY ranked #3 in demonstrated Coal Reserves
WY Ranked #1 in Production
Wind
MT, WY and SD in the top 10 for wind potential
MT has the fastest national growth rate for wind energy

First Interstate BancSystem Diversified Economic Base Page 7 Canada Williston Basin MT ND SD WY Greater Williston Basin Area Bakken Oil Field FIBK Headquarters Billings, MT

First Interstate BancSystem
Tourism
Glacier National Park, MT
Yellowstone National Park, WY
Major National Parks
Summer/Winter Opportunities
Mount Rushmore, SD

Healthcare
Aging population base
Regional healthcare centers
Veterans Administration healthcare
Military /Government
Ellsworth Air Force Base, SD
Malmstrom Air Force Base, MT
F.E. Warren Air Force Base, WY
B1B Lancer,
Ellsworth Air Force Base

First Interstate BancSystem Stable Employment Page 9 MT 5.4% Ranked 13th WY 4.6% Ranked 7th SD 4% Ranked 3rd 0% - 4% 4% - 6% 6% - 8% 8% - 10% 10% or more (As of May 2013)

First Interstate BancSystem Page 10 Loan Portfolio Asset Quality Trends Strong Deposit Base and Earnings

Diversified Loan Portfolio
$4.3 Billion in Loans $4.3 Billion in Loans
Credit opportunities
2013 Loan growth flat to modest,
however positive economic indicators
Construction activity increasing
Home sales increasing
Low unemployment
Disciplined credit practices
In-house limit of $10 Million
Disciplined pricing and terms
First Interstate BancSystem
(As of 6/30/13)

First Interstate BancSystem Improving Credit Quality Trends Page 12 (In millions) Peak mid-2012 Earnings Improvement driven by Improved Credit Metrics Non-Performing Loans OREO Non-Performing Assets

First Interstate BancSystem And Reduction in Criticized Loans Page 13 (In millions) $321 million , or 44%, decline over 2 years Special Mention Substandard Doubtful Total Criticized

First Interstate BancSystem Strong Core Deposit Base First Interstate BancSystem Page 14 (as of 6/30/2013) Q2 2013 Cost of Funds .32%

First Interstate BancSystem Earnings Improvement Page 15 (in thousands)

First Interstate BancSystem
Non- Interest Income Revenue Streams

NII opportunities
Wealth Management growth
AUM - $4 Billion
Mortgage lending
Less competitors in market place
Strong customer base
Credit card activity
Card issuer to customers within our
footprint
Increasing business card usage
33% of Total Revenue 33% of Total Revenue
Home Loans
34%
Service
Charges
15%
Other
Income
7%
Wealth
Management
14%
Other Service
Charges,
Commissions
and Fees
30%

First Interstate BancSystem
2013 Headwinds
NIM Pressure
Q2 2013 Net interest
margin 3.56%
Competitive pressure
impacting loan growth
& rates
Q2 2013 average yield 5.21%
Investment yields
Effort to minimize extension risk
by de-emphasizing callable
agencies in favor of MBS
Short duration
Low credit risk

Investment Portfolio
0%
20%
40%
60%
80%
100%
Other Municipal MBS CMO's Agencies

First Interstate BancSystem
Advantages
#1 Emphasis is on the Customer
Banking channels adaptive to customer needs
Face-to-Face
On-line
Mobile
Full scope of Payment Products for our customers
Credit card issuer
Cash management products
Merchant processing
Expedient response to loan applications
Internal-focus is on efficiencies
Average branch size exceeding $100 million allows efficient use of resources
Further centralization of processes; business process improvements
Technological efficiencies

Long Track Record of Profitability
Leading Market Positions
Attractive and Healthy Footprint
Improving Credit Metrics
Low-Cost Core Deposit Base
Growth Opportunities
Increasing Shareholder Returns
First Interstate BancSystem

Why invest in First Interstate BancSystem?